                                                                    Exhibit 32.1

                      Certification of Chief Executive Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

     (a) the accompanying Annual Report on Form 10-K for the year ended December
31, 2006 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: April 2, 2007
                                    --------------------------------------------
                                    /S/      CHARLES E. HURWITZ
                                             Charles E. Hurwitz
                                             Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).